                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2005
                                                         ----------------

                               SL INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

New Jersey                            1-4987                 21-0682685
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(State or other jurisdiction          (Commission            (IRS Employer
 of incorporation)                    File Number)           Identification No.)

520 Fellowship Road, Suite A114, Mount Laurel, New Jersey               08054
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (856) 727- 1500
                                                    ---------------

                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.
                  ---------------------------------------------

         On November 9, 2005, SL Industries, Inc., a New Jersey corporation (the
"Company"),  issued a press release  announcing  its  financial  results for the fiscal  quarter  ended  September  30,  2005.  A copy of the  press  release  is furnished as Exhibit 99.1.

         The  information  furnished  pursuant to this Item 2.02 of this Current
Report on Form 8-K,  including  EXHIBIT  99.1  hereto,  shall not be  considered
"filed" for purposes of Section 18 of the  Securities  Exchange Act of 1934,  as
amended, or otherwise subject to the liability of such section,  nor shall it be incorporated  by  reference  into  future  filings  by  the  Company  under  the
Securities  Act of 1933,  as amended,  or under the  Securities  Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.        Financial Statements and Exhibits.
                  ---------------------------------

(c)      Exhibits

         Exhibit No.        Exhibits
         -----------        --------

           99.1             Press Release dated November 9, 2005.

                                   SIGNATURES
                                   ----------

         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SL INDUSTRIES, INC.

Dated: November 9, 2005                       By: /s/ David R. Nuzzo
                                                  ------------------------------
                                                  Name:  David R. Nuzzo
                                                  Title: Vice President and
                                                         Chief Financial Officer